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                                                                 Exhibit 10.10.1


                                 Promissory Note
                                 ---------------



     $10,000                 Toronto, Ontario             September 24th 1998
------------------      ----------------------------    -----------------------

One-year after date, for value received, the undersigned promises to pay to Space Systems International Corp, the sum of 10,000 dollars U.S.

This is for Payment of 50,000 Shares Valued at .20 Dollars per Share for the Following Receipts: Sondra Black [10,000], Lorne Berman [10,000], Ila Berman [10,000], Lindi Rivers [10,000], Laurie Slater [10,000].


                                         /s/ Barry Berman
                                         -------------------------------------
                                         DR. BARRY BERMAN

                                         1131 STEELES AVE. W. PH 104

                                         TORONTO ONT. M2R3W8